UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Bank of America Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 20, 2021
BANK OF AMERICA CORPORATION
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 1, 2021
Date:    April 20, 2021                Time:    10:00 a.m., Eastern time Location: Meeting live via the internet-please visit www.virtualshareholdermeeting.com/BAC2021.
The company will be hosting the meeting live via the internet this year. To attend the meeting via the internet please visit www.virtualshareholdermeeting.com/BAC2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain
D32545-P50774

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL:* sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 6, 2021 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
Before the Meeting:
Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During the Meeting:
Go to www.virtualshareholdermeeting.com/B AC2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
D32546-P50774

Voting Items

The Board of Directors recommends you vote FOR the election of each director:

1. Electing directors

Nominees:

1a. Sharon L. Allen

1b. Susan S. Bies

1c. Frank P. Bramble, Sr.

1d. Pierre J.P. de Weck

1e. Arnold W. Donald

1f. Linda P. Hudson

1g. Monica C. Lozano

1h. Thomas J. May

1i. Brian T. Moynihan

1j. Lionel L. Nowell III

1k. Denise L. Ramos

1l. Clayton S. Rose

1m. Michael D. White

1n. Thomas D. Woods

1o. R. David Yost

1p. Maria T. Zuber

The Board of Directors recommends you vote FOR the following proposals:

2. Approving our executive compensation (an advisory, non-binding "Say on Pay" resolution)
3. Ratifying the appointment of our independent registered public accounting firm for 2021
4. Amending and restating the Bank of America Corporation Key Employee Equity Plan

The Board of Directors recommends you vote AGAINST the following proposals:

5. Shareholder proposal requesting amendments to our proxy access bylaw
6. Shareholder proposal requesting amendments to allow shareholders to act by written consent
7. Shareholder proposal requesting a change in organizational form
8. Shareholder proposal requesting a racial equity audit

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D32547-P50774

D32548-P50774